EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Show Me Ethanol, LLC. (the “Company”) for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the each of the undersigned Chief Restructuring Officer and General Manager and the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date:  May 15, 2009

By: /s/ Dennis M. Alt

Name:  Dennis M. Alt
Title:    Chief Restructuring Officer and General Manager

By: /s/ Richard A. Hanson

Name:  Richard A. Hanson
Title:    Chief Financial Officer